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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of MountainBank Financial Corporation on Form S-4 of our report dated February 19, 2001 relating to the financial statement of First Western Bank, appearing in the Proxy
Statement/Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.


/S/  Deloitte & Touche LLP


Hickory, North Carolina
October 12, 2001